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                                                                   EXHIBIT 23.3


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


     We hereby consent to the use in this Registration Statement on Form S-1 of our report dated April 5, 1999, relating to the financial statements of The Main Quad, Inc., which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.




/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
December 7, 1999